As filed with the Securities and Exchange                      File No. 33-12723
Commission on June 15, 1999                                    File No. 811-5062
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

                                       and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
                                      1940

                                Amendment No. 19

                                 AETNA GET FUND
                                 --------------

               151 Farmington Avenue, Hartford, Connecticut 06156
               --------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

[X] On September 1, 1999 pursuant to paragraph (a)(2) of Rule 485

================================================================================

                                 Aetna GET Fund


                                    Series G

                                   PROSPECTUS



                                 ________, 1999


Aetna GET Fund (Fund) is an open-end investment company authorized to issue multiple series of shares. This prospectus offers shares of Series G (GET G). GET G shares will be offered from September 15, 1999 through December 14, 1999, as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company (Aetna).

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.



                      SUBJECT TO COMPLETION OR AMENDMENT

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

================================================================================

                            TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS .......... 1

OTHER CONSIDERATIONS ..................................................... 3

MANAGEMENT OF GET G ...................................................... 4

INVESTMENTS IN, EXCHANGES AND REDEMPTIONS FROM GET G ..................... 5

TAX INFORMATION .......................................................... 6

PERFORMANCE OF A SIMILARLY MANAGED FUND .................................. 6

ADDITIONAL INFORMATION ................................................... 7

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Shares of GET G are offered to Aetna separate accounts that fund variable annuity contracts. GET G has both an Offering Period and a Guarantee Period. The Offering Period is the only time investors can invest in GET G. The Offering Period will run from September 15, 1999 through December 14, 1999. During the Offering Period all assets of GET G will be invested exclusively in money market securities. Once the Offering Period terminates, the Guarantee Period begins. The Guarantee Period will run from December 15, 1999 through December 14, 2004 (Maturity Date). During the Guarantee Period all assets will be invested in accordance with the investment objective and strategies described below. Investors receive a guarantee from Aetna that on the Maturity Date, if they do not redeem shares prior to the Maturity Date, they will receive no less than the value of their separate account investment directed to GET G, as of the last day of the Offering Period, adjusted for certain charges (Guarantee). The value of dividends or distributions made by GET G during the Guarantee Period is not included in the Guarantee. Please refer to the contract prospectus, prospectus summary or disclosure statement for more information about the Guarantee. Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of GET G.

Shares of GET G will rise and fall in value and you could lose money by investing in GET G if you redeem shares prior to the Maturity Date. There is no guaranty that GET G will achieve its investment objective. An investment in GET G is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investment Objective. GET G seeks to achieve maximum total return without compromising a minimum targeted return (Targeted Return) by participating in favorable equity market performance during the Guarantee Period.

Principal Investment Strategies. GET G allocates its assets among the following asset classes:

     o Prior to December 15, 1999, GET G assets will be invested in money market instruments.

     o On and after December 15, 1999, GET G assets will be allocated between the:

         o Equity Component, consisting of common stocks included in the Standard and Poor's 500 Index (S&P 500); and the

         o Fixed Component, consisting primarily of short- to intermediate-duration U.S. Government securities.

The minimum Targeted Return is 1.5% per year over the Guarantee Period. The Targeted Return is set by the Fund's Board of Trustees (Board) and takes into consideration GET G's total annual expenses as well as the insurance company separate account expenses assessed to contract holders and participants acquiring interests in the Fund through Aetna separate accounts. There is no assurance that the Fund will achieve the Targeted Return. The Guarantee promises investors only a return of the principal amount invested in GET G through the separate account (less certain maintenance charges). The Guarantee does not promise that investors will earn the Targeted Return.

Equity Component Aeltus invests at least 80% of the Equity Component's net assets in stocks included in the S&P 500, other than Aetna Inc. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by Standard and Poor's Corporation (S&P).

Aeltus manages the Equity Component by overweighting those stocks in the S&P 500 that it believes will outperform the S&P 500, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the S&P 500. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained


                                                                Aetna GET Fund 1
earnings growth. At any one time, Aeltus generally includes in the Equity Component between 400 and 450 stocks included in the S&P 500. Although the Equity Component will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

Fixed Component Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature on the Maturity Date. The Fixed Component will consist primarily (meaning no less than 55%) of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. No more than 45% of the Fixed Component's assets may consist of mortgage backed securities which are rated AAA or Aaa at the time of purchase by Moody's Investors Service, Inc. (Moody's) or S&P, respectively, or corporate obligations which are rated at the time of purchase within one of the three highest rating categories assigned by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or, if not so rated, are considered by Aeltus to be of comparable investment quality. The Fixed Component may also include money market instruments.

Asset Allocation Aeltus uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet or exceed the Targeted Return. The model evaluates a number of factors, including the then current market value of GET G, then prevailing interest rates, equity market volatility, the Targeted Return and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on September 15, 1999 and evaluates the allocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a 30% decline in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Targeted Return.

Principal Risks. The principal risks of investing in GET G are those generally attributable to stock and bond investing. The success of GET G's strategy depends on Aeltus' skill in allocating assets between the Equity Component and the Fixed Component and in selecting investments within each component. Because GET G invests in both stocks and bonds, GET G may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

If at the inception of, or any time during, the Guarantee Period interest rates are low, GET G assets may be largely invested in the Fixed Component in order to increase the likelihood of achieving the Targeted Return at the Maturity Date. The effect of low interest rates on GET G would likely be more pronounced at the beginning of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, GET G assets may become largely invested in the Fixed Component in order to increase the


2 Aetna GET Fund
likelihood of achieving the Targeted Return at the Maturity Date. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete reallocation to the Fixed Component would likely occur to ensure that the Targeted Return would be achieved at the end of the Guarantee Period. Use of the Fixed Component reduces GET G's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Because GET G is new, it does not have return information an investor might find useful in evaluating the risks of investing in the Fund.


OTHER CONSIDERATIONS

In addition to the principal investments, strategies and risks described above, GET G may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts. GET G may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. GET G uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class.

The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Year 2000. The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to GET G and its shareholders. However, GET G understands that its key service providers, including but not limited to Aeltus and its affiliates, transfer agent, custodian, and the broker-dealers through which its trades are executed, are taking steps to address the issue. The costs of these efforts will not affect GET G. The Year 2000 problem also may adversely affect the issuers in which GET G invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Fund and Aeltus will continue to monitor developments relating to this issue.

Closing the Fund. If GET G assets do not reach $100 million by the end of the Offering Period, or in the event of severe market volatility or adverse market conditions during the Offering Period, the Board reserves the right not to operate GET G in accordance with its Investment Objective. In that event, Aeltus will continue to invest GET G assets in money market instruments and Aetna will notify investors within 15 days after the end of the Offering Period that GET G is being discontinued. Investors will have 45 days following the end of the Offering Period to transfer their money from GET G. If, at the end of the 45-day period, an investor does not make an election, his or her investment in GET G will be transferred to Aetna Money Market VP.


                                                                Aetna GET Fund 3

MANAGEMENT OF GET G

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser of GET G. Aeltus is responsible for managing the assets of GET G in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees. For its services, Aeltus is entitled to receive an advisory fee, which is set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of GET G.

                Offering Period                                          0.25%
                Guarantee Period                                         0.60%


Portfolio Management

Asset Allocation. Neil Kochen, Managing Director, Aeltus, is responsible for overseeing the overall strategy of GET G and the allocation of GET G assets between the Equity and Fixed Components. Mr. Kochen joined the Aetna organization in 1985 and has served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

The following people are primarily responsible for the day-to-day management of the Fund:

Equity Component. Geoffrey A. Brod, Portfolio Manager, Aeltus, manages the Equity Component. He has over 30 years of experience in quantitative applications and has over 11 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Fixed Component. Hugh T.M. Whelan, Portfolio Manager, Aeltus, manages the Fixed Component. Mr. Whelan joined the Aetna organization in 1989 and manages fixed-income portfolios employing different strategies.


4 Aetna GET Fund

INVESTMENTS IN, EXCHANGES AND REDEMPTIONS FROM GET G

Please refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) GET G, and any fees that may apply. The Fund has authorized Aetna to receive purchase and redemption orders on its behalf.

Orders for the purchase or redemption of Fund shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Aetna has been designated an agent of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by Aetna constitutes receipt by the Fund, provided that the Fund receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

Business Hours. The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 10:00 p.m. eastern time Monday through Friday and from 8:00 a.m. to 4:00 p.m. eastern time on Saturday.

The Fund may refuse to accept any purchase request, especially if as a result of such request, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.


                                                                Aetna GET Fund 5

TAX INFORMATION

GET G intends to qualify as a regulated investment company by satisfying the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended
(Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, GET G generally will not be subject to tax on its ordinary income and net realized capital gains.

GET G also intends to comply with the diversification requirements of Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts so that those contract owners should not be subject to federal tax on distributions from GET G to Aetna's separate accounts. Contract owners should review their contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract.

Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31.

Both income dividends and capital gains distributions are paid by GET G on a per share basis. As a result, at the time of payment, the share price of GET G will be reduced by the amount of the payment.


PERFORMANCE OF A SIMILARLY MANAGED FUND

GET G is recently organized and does not yet have a performance record. However, GET G has an investment objective and investment strategies substantially similar to a separate series of the Fund, GET C. Therefore, the performance of GET C is provided below.

The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by GET G to calculate its own performance. GET C performance data:

o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses; and

o Reflects the deduction of the historical fees and expenses paid by GET C, and not those charged to GET G.

The performance information does not reflect the deduction of any fees or charges that are imposed by Aetna in connection with its sale of variable contracts. Had those fees and charges been deducted, performance would have been lower. Please refer to your contract prospectus for information pertaining to these fees and charges.

Investors should be mindful that the performance of GET G will be driven, to a great extent, by the allocation of assets between the Equity Component and the Fixed Component, and the performance of the equity and bond markets during the Guarantee Period. Investors should not expect that the initial or subsequent allocations of assets of GET G, or pertinent market conditions during GET G's Guarantee Period, will be similar to those in effect during GET C's Guarantee Period.

The following table shows average annual total returns for the period ended June 30, 1999 for GET C and its respective benchmark index. Investors should not consider the performance data of GET C to be an indication of the future performance of GET G.

                     1 Year     Since Inception
  GET C                %          (12/17/96)
  S&P 500 Index

6 Aetna GET Fund

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about GET G and the Fund generally.

You may request free of charge the current SAI or other information about GET G, by calling 1-800-525-4225 or writing to:

                                Aetna GET Fund
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.


Investment Company Act File No. 811-5062.

                                                                Aetna GET Fund 7

                                 AETNA GET FUND

                                    SERIES G

           Statement of Additional Information dated ___________, 1999

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for Aetna GET Fund
(Fund), Series G (GET G). Capitalized terms not defined herein are used as defined in the Prospectus. Aetna GET Fund is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies to GET G.

A free copy of GET G's Prospectus is available upon request by writing to the Fund at: 151 Farmington Avenue, Hartford, Connecticut 06156, or by calling:
(800) 367-7732.

                                TABLE OF CONTENTS

GENERAL INFORMATION...................................................... 1
INVESTMENT OBJECTIVE AND RESTRICTIONS.................................... 2
INVESTMENT TECHNIQUES AND RISK FACTORS................................... 3
OTHER CONSIDERATIONS..................................................... 8
THE ASSET ALLOCATION PROCESS............................................. 9
TRUSTEES AND OFFICERS OF THE FUND........................................10
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................13
INVESTMENT ADVISORY AGREEMENT............................................13
ADMINISTRATIVE SERVICES AGREEMENT........................................13
CUSTODIAN................................................................14
TRANSFER AGENT...........................................................14
INDEPENDENT AUDITORS.....................................................14
PRINCIPAL UNDERWRITER....................................................14
BROKERAGE ALLOCATION AND TRADING POLICIES................................14
PURCHASE AND REDEMPTION OF SHARES........................................15
NET ASSET VALUE..........................................................16
TAX STATUS...............................................................16
PERFORMANCE INFORMATION..................................................17

                               GENERAL INFORMATION

Organization Aetna GET Fund was organized as a Massachusetts business trust on March 9, 1987. GET G currently operates under a Declaration of Trust (Declaration) dated March 9, 1987.

Capital Stock Shares of GET G have no preemptive or conversion rights. Each share has the same rights to share in dividends declared by GET G. Upon liquidation of GET G, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of GET G are fully paid and nonassessable.

Shareholder Liability Aetna GET Fund is organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for the obligations of GET G, which is not true in the case of a corporation. The Declaration of GET G provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by GET G shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by GET G. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees (Board) intends to conduct the operations of GET G, with the advice of counsel, in such a way as to avoid, as much as possible, ultimate liability of the shareholders for liabilities of the Fund.

Voting Rights Shareholders of GET G are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of the Board (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Investors who select GET G for investment through their Aetna Life Insurance and Annuity Company (Aetna) variable annuity contract (VA Contract) are not the shareholders of the Fund. Aetna is the true shareholder, but generally passes through voting to investors as described in the prospectus for the applicable VA Contract. Once the initial members of the Board are elected, no meeting of the shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Board holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Board members then in office will call a shareholder meeting for election of Trustees. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Board holding office have been elected by the shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. A Trustee may be removed from office
(1) at any time by two-thirds vote of the Board; (2) by a majority vote of the Board where any Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of GET G, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

                      INVESTMENT OBJECTIVE AND RESTRICTIONS

The investment objective for GET G is to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period, the "Guarantee Period," from December 15, 1999 through December 14, 2004, the Maturity Date. In seeking to achieve its investment objective, GET G has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of: (i) 67% of the shares of GET G present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of GET G.

As a matter of fundamental policy, GET G will not:

     (1) Borrow money, except that (a) the Series may enter into certain futures contracts and options related thereto; (b) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Series may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Series may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Series' assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Series' assets fails to meet the 300% coverage requirement relative only to leveraging, the Series shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by GET G for its portfolio, GET G or the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, GET G may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (4) Make loans, except that, to the extent appropriate under its investment program, GET G may purchase bonds, debentures or other debt securities, including short-term obligations and enter into repurchase transactions.

     (5) Invest in commodity contracts, except that GET G may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis.

     (6) Alter, amend or modify either the Investment Objective or the Principal Investment Strategies of GET G, as described in the Prospectus.

     (7) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (8) Concentrate its investments in any one industry except that GET G may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in securities rating of the investment or any other change.

GET G also has adopted certain other investment policies and restrictions reflecting the current investment practices of GET G, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, GET G will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options in the manner otherwise permitted by the investment restrictions, policies and investment programs of GET G.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Futures and Other Derivative Instruments

GET G may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. GET G may invest up to 30% of its assets in derivatives to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. GET G may also use derivative instruments for hedging purposes.

The following provides additional information about those derivative instruments GET G may use.

Futures Contracts GET G may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures Contracts." GET G may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that GET G will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If GET G is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to GET G relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends as well as the expenses associated with creating the hedge.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

"Margin" is the amount of funds that must be deposited by GET G with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in GET G's futures contracts. A margin deposit is intended to assure GET G's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to GET G. These daily payments to and from GET G are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, GET G will mark-to-market the current value of its open futures contracts. GET G expects to earn interest income on its initial margin deposits.

When GET G buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

GET G may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of GET G's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

Additional Restrictions on the Use of Futures Contracts CFTC regulations require that to prevent GET G from being a commodity pool, GET G enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, GET G expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts will not exceed 5% of GET G's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Interest Rate Swap Transactions Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by GET G under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, GET G's loss will consist of the net amount of contractual interest payments that GET G has not yet received. Aeltus will monitor the creditworthiness of counterparties to GET G's interest rate swap transactions on an ongoing basis. GET G will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between GET G and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

Zero Coupon Securities and STRIPS

GET G may invest in U.S. Treasury, agency or corporate zero coupon securities. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities issued by corporations are also subject to the risk that in the event of a default, GET G may realize no return on its investment.

Additional Risk Factors in Using Derivatives In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with GET G's transactions in derivatives.

Risk of Imperfect Correlation GET G's ability to hedge effectively all or a portion of its portfolio through transactions in futures on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for GET G might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, GET G's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures position may be terminated only by entering into a closing sale transaction, which requires a secondary market on the exchange on which the position was originally established. While GET G will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by GET G which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on GET G's ability to effectively hedge its portfolio, or the relevant portion thereof.

The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, the overall performance of GET G may be poorer than if it had not entered into any such contract. For example, if GET G has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, GET G will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if GET G has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Counterparty Risk With some derivatives there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for GET G.

Repurchase Agreements

GET G may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, GET G may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and GET G to resell the instrument at a fixed price and time, thereby determining the yield during the GET G's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of GET G. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from GET G. In that event, GET G may incur disposition costs in connection with liquidating the collateral, or a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, GET G's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of GET G.

Variable Rate Demand Instruments

GET G may invest in variable rate demand instruments. Variable rate demand instruments (including floating rate instruments) held by GET G may have maturities of more than one year, provided: (i) GET G is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. GET G will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, GET G might be unable to dispose of the note and a loss would be incurred to the extent of the default. GET G may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by GET G will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities

GET G may invest in depositary receipts of foreign companies included in the S&P
500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts are typically American Depositary Receipts (ADRs), which are designed for U.S. investors and held either in physical form or in book entry form.

Real Estate Securities

GET G may invest in real estate securities through interests in real estate investment trusts (REITs) included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Bank Obligations

GET G may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Illiquid Securities

GET G may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities in excess of seven days. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of the net assets of GET G.

Corporate Bonds

Up to 45% of the Fixed Component's total assets may be invested in non-callable corporate bonds. Any corporate bond purchased must mature on a date no more than three years before or after the Maturity Date. The duration of each such bond must be within 90 days of the Maturity Date. In addition, each corporate bond must be rated A- or higher by S&P or A3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall not be less than A-/A3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such' downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

Mortgage-Related Debt Securities

GET G may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). However, each such security must be rated AAA or higher by S&P or Aaa or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall not be less than AAA/Aaa. If a mortgage related debt security is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade.

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by GET G might be converted to cash, and GET G could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If GET G buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity" -- the latest date by which the tranche can be completely repaid, assuming no repayments -- and has an "average life" -- the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages rate held by the issuer, which then issues debt collaterlized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

In extreme circumstances, Aetna reserves the right to accept additional deposits, including both new annuity monies and internal variable annuity transfers, during the Guarantee Period and to discontinue this practice at its discretion at any time.

Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna Inc."), is dependent on computer systems and applications to conduct its business. Aetna Inc. has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including
(i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year-end 1997, Aetna Inc., including Aeltus, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year-end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna Inc. Aetna Inc., including Aeltus, has initiated communication with its critical external relationships to determine the extent to which Aetna Inc. may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna Inc. and Aeltus have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on GET G, including, without limitation, its operation or the valuation of its assets.

In addition, the Year 2000 problem may adversely affect issuers in which GET G invests. For example, issuers may incur substantial costs to address the problem. Aeltus and GET G will continue to monitor developments relating to this issue.

                          THE ASSET ALLOCATION PROCESS

The initial allocation of the GET G assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. In periods of low interest rates, more assets have to be allocated to the Fixed Component. Aeltus will then monitor the allocation of GET G assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by the proprietary software model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the Fixed Component performance is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of GET G to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. To moderate such costs, Aeltus has built into the proprietary software program a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                        TRUSTEES AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the direction of the Board. The Board and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Trustees and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.


-------------------------------------------------------------------------------------------------------------------
                                                                  Principal Occupation During Past Five Years (and
                                                                     Positions held with Affiliated Persons or
             Name,                      Position(s) Held                Principal Underwriters of the Fund)
        Address and Age                  With each Fund
-------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                     Trustee and President          Director, Managing Director, Chief Operating
10 State House Square                                            Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 44                                                           present; Director and Senior Vice President,
                                                                 Aetna Life Insurance and Annuity Company, March
                                                                 1997 to February 1998; Director, Managing
                                                                 Director, Chief Operating Officer, Chief Financial
                                                                 Officer and Treasurer, Aeltus, April 1994 to March
                                                                 1997.
-------------------------------------------------------------------------------------------------------------------
Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment Services,
Hartford, Connecticut                                            Inc., July 1993 to May 1998.
Age 55
-------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.           Trustee                        Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 58
-------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer              present; Director, Mutual Fund Accounting, Aetna
Age 45                                                           Life Insurance and Annuity Company, August 1994
                                                                 to November 1995.
-------------------------------------------------------------------------------------------------------------------
Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna
Hartford, Connecticut                                            Life Insurance and Annuity Company, December 1996
Age 37                                                           to present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti                 Trustee                        Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 55
-------------------------------------------------------------------------------------------------------------------
David L. Grove                    Trustee                        Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 81
-------------------------------------------------------------------------------------------------------------------
John Y. Kim*                      Trustee                        Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 38                                                           Director, Aetna Life Insurance and Annuity
                                                                 Company, February 1995 to March 1998; Senior Vice
                                                                 President, Aetna Life Insurance and Annuity
                                                                 Company, September 1994 to present.
-------------------------------------------------------------------------------------------------------------------
Sidney Koch                       Trustee                        Financial Adviser, self-employed, January
455 East 86th Street                                             1993 to present.
New York, New York
Age 64
-------------------------------------------------------------------------------------------------------------------
Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 49                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
-------------------------------------------------------------------------------------------------------------------
Shaun P. Mathews*                 Trustee                        Director, Vice President/Senior Vice President,
151 Farmington Avenue                                            Aetna Life Insurance and Annuity Company, March
Hartford, Connecticut                                            1991 to present; Director, Aetna Investment
 Age 43                                                          Services, Inc., July 1993 to present; Senior Vice
                                                                 President, Aetna Investment Services, Inc., July
                                                                 1993 to February, 1999.
-------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard                Trustee                        Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center,                                                present; Professor, Accounting and Dean of the
Connecticut                                                      School of Management, SUNY Binghamton
Age 61                                                           (Binghamton, NY), August 1993 to August 1996
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                Trustee                        Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 70
-------------------------------------------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. As of December 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. No member of the Board was entitled to receive pension or retirement benefits.

--------------------------------------------------------------------------------------------------------------
        Name of Person            Aggregate Compensation from      Total Compensation from the Funds and Fund
           Position                     Aetna GET Fund                      Complex Paid to Trustees
--------------------------------------------------------------------------------------------------------------
                                                                                     68,500
Corine Norgaard                              1,636
Trustee
--------------------------------------------------------------------------------------------------------------
                                                                                     69,000
Sidney Koch                                  1,648
Trustee
--------------------------------------------------------------------------------------------------------------
                                                                                     68,000
Maria T. Fighetti*                           1,624
Trustee
--------------------------------------------------------------------------------------------------------------
                                                                                     74,500
Richard G. Scheide                           1,779
Trustee, Chairperson
Audit Committee
--------------------------------------------------------------------------------------------------------------
                                                                                     73,000
David L. Grove*                              1,744
Trustee, Chairperson
Contract Committee
--------------------------------------------------------------------------------------------------------------

Albert E. DePrince, Jr.                      1,216                                   50,778
Trustee
--------------------------------------------------------------------------------------------------------------

* During the fiscal year ended December 31, 1998, Ms. Fighetti and Dr. Grove elected to defer compensation in the amount of $20,000 and $73,000, respectively.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

It is expected that GET G shares will be sold to Aetna and allocated to variable annuity separate accounts to fund obligations thereunder. Contract holders in these separate accounts are provided the right to direct the voting of fund shares at shareholder meetings. Aetna votes the shares that it owns in these separate accounts in accordance with contract holders' directions. Undirected shares of GET G will be voted for each account in the same proportion as directed shares.

Aetna is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of GET G. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of GET G including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is a wholly-owned subsidiary of Aetna and an indirect wholly-owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board of GET G and that GET G is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

The service mark of GET G and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (ASI). Their continued use is subject to the right of ASI to withdraw this permission in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of GET G.

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for GET G's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semi-annual and annual reports to shareholders; (5) calculating the net asset value (NAV); (6) preparing certain shareholder communications; (7) supervising the custodians and transfer agent; and (8) reporting to the Board.

Aeltus is the administrator for GET G. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the transfer agent and custodian, calculation of the NAV and other financial reports prepared for GET G.

Listed below is the administrative services fee Aeltus is entitled to receive on an annual rate based on average daily net assets of GET G:

              Administrative Fee        Series Assets
              ------------------        -------------
              0.075%                    on the first $5 billion
              0.050%                    on all assets over $5 billion

Aeltus is contractually obligated through the Maturity Date to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of GET G's other expenses in order to ensure that the Fund's total expense ratio does not exceed 0.75% of GET G's average daily net assets.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of GET G. The custodian does not participate in determining the investment policies of GET G nor in deciding which securities are purchased or sold by GET G. GET G may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

First Data Investor Services Group, Inc. 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to GET G.

                              INDEPENDENT AUDITORS

__________________, Hartford, Connecticut 06103 serves as independent auditors to GET G. ___________ provides audit services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Aetna has agreed to use its best efforts to distribute the shares as the principal underwriter of GET G pursuant to an Underwriting Agreement between it and the Fund. The Agreement was approved on March 31, 1999 to continue through December 31, 2000. The Underwriting Agreement may be continued from year to year thereafter if approved annually by the Trustees or by a vote of holders of a majority of GET G's shares, and by a vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of Aetna, and who are not interested persons of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Trustees or Aetna or by vote of holders of a majority of GET G's shares without the payment of any penalty.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute GET G's portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of GET G. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of GET G and other investment companies, services related to the execution of trades on behalf of GET G and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to GET G as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in GET G's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom GET G effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit GET G.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of GET G.

GET G has no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person.

GET G and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of GET G and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

The Board adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Board also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, GET G. The Code of Ethics allows trades to be made in securities that may be held by GET G. However, it prohibits a person from taking advantage of GET G trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Board reviews annually.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of GET G are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in the Prospectus.

The value of shares redeemed may be more or less than an shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by GET G within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by GET G or by Aetna.

                                 NET ASSET VALUE

Securities of GET G are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities that have a maturity date of more than sixty days and long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting GET G. No attempt is made to present a detailed explanation of the tax treatment of GET G and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts must consult their contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such contracts.

Qualification as a Regulated Investment Company

GET G has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year GET G does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of GET G's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of GET G's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of GET G's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year ). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

GET G intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, shareholders should note that GET G may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Performance information for GET G including the total return, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for GET G will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in GET G over a period of one and five years (or, if GET G has not been in existence for such periods, up to the life of GET G), calculated pursuant to the formula:

                                         n
                                 P(1 + T)  = ERV

Where:

P =   a hypothetical initial payment of $1,000

T =   an average annual total return

n =   the number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

Performance information for GET G may be compared, in reports and promotional literature, to: (a) the S&P 500 and/or the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in GET G.

                                             Statement of Additional Information

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

         (a.1)    Declaration of Trust(1)

         (a.2)    Form of Amendment to Declaration of Trust (October 28, 1993)

         (a.3)    Amendment to Declaration of Trust (June 18, 1996)(1)

         (a.4)    Amendment to Declaration of Trust (July 19, 1996)(1)

         (a.5)    Amendment to Declaration of Trust (September 24, 1998)(1)

         (a.6)    Amendment to Declaration of Trust (March 31, 1999)(2)

         (a.7)    Amendment to Declaration of Trust (_______, 1999)*

         (b)      Amended and Restated By-laws(3)

         (c)      Instruments Defining Rights of Holders (4)

         (d) Investment Advisory Agreement between Aeltus Investment Management, Inc. (Aeltus) and Aetna GET Fund*

         (e) Underwriting Agreement between Aetna GET Fund and Aetna Life Insurance and Annuity Company*

         (f)      Trustees' Deferred Compensation Plan(1)

         (g.1)    Custodian Agreement between Mellon Bank, N.A. and Aetna GET
                  Fund(1)

         (g.2)    Amendment to Custodian Agreement (November 24, 1993)(1)

         (g.3)    Amendment to Custodian Agreement (August 26, 1996)(1)

         (g.4)    Amendment to Custodian Agreement (September 29, 1998)(1)

         (g.5)    Amendment to Custodian Agreement (April 16, 1999)(2)

         (g.6)    Amendment to Custodian Agreement (_______, 1999)*

         (h.1) Administrative Services Agreement between Aeltus and Aetna GET Fund (March 25, 1998)(1)

         (h.2) Amendment to Administrative Services Agreement between Aeltus and Aetna GET Fund (September 25, 1998)(1)

         (h.3) Amendment to Administrative Services Agreement between Aeltus and Aetna GET Fund (April 1, 1999)(2)

         (h.4) Amendment to Administrative Services Agreement between Aeltus and Aetna GET Fund (______, 1999)*

         (i)      Opinion and Consent of Counsel

         (j)      Not applicable

         (k)      Not applicable

         (l)      Agreement Concerning Initial Capital(5)

         (m)      Not applicable

         (n)      Not applicable

         (o)      Not applicable

         (p.1)    Power of Attorney (November 6, 1998)(6)

         (p.2)    Authorization for Signatures(7)

*To be filed by amendment

1. Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the Securities and Exchange Commission on September 30, 1998.

2. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the Securities and Exchange Commission on May 24, 1999.

3. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the Securities and Exchange Commission on June 14, 1996.

4. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the Securities and Exchange Commission on December 31, 1996.

5. Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A (File No. 33-12723) as filed with the Securities and Exchange Commission on March 11, 1997.

6. Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-12723) as filed with the Securities and Exchange Commission on March 10, 1999.

7. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control

       Registrant is a Massachusetts business trust for which separate financial statements are filed. As of May 31, 1999, all of the Registrant's outstanding voting securities were held in the name of Aetna Life Insurance and Annuity Company ("Aetna").

       Aetna is an indirect wholly-owned subsidiary of Aetna Inc.

       A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 24 of Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on May 17, 1999.

Item 25. Indemnification

       Article 5.3 of the Registrant's Amendment to Declaration of Trust, incorporated herein by reference to Exhibit (a.1) to the Registrant's Registration Statement on Form N-1A (File No. 33-12723), as filed electronically on September 30, 1998, provides indemnification for the Registrant's trustees and officers. In addition, the Registrant's trustees and officers are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires on October 1, 1999.

       Section XI.B of the Administrative Services Agreement, incorporated herein as Exhibit (h.1) to the Registrant's Registration Statement on Form N-1A (File No. 33-12723), as filed electronically on September 30, 1998, provides for indemnification of the Administrator.

Item 26.  Business and Other Connections of Investment Adviser

       The investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Income Shares, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

       The following table summarizes the business connections of the directors and principal officers of the investment adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices                        Other Principal Position(s) Held
                               with Investment Adviser                       Since Oct. 31, 1996/Addresses*

-------------------------------------------------------------------------------------------------------------------------
John Y. Kim                    Director, President, Chief       Director (February 1995 - March 1998) -- Aetna Life
                               Executive Officer, Chief         Insurance and Annuity Company; Senior Vice President
                               Investment Officer               (since September 1994) -- Aetna Life Insurance and
                                                                Annuity Company.

J. Scott Fox                   Director, Managing Director,     Vice President (since April 1997) -- Aetna Retirement
                               Chief Operating Officer, Chief   Services, Inc.; Director and Senior Vice President (March
                               Financial Officer                1997 - February 1998) -- Aetna Life Insurance and Annuity
                                                                Company; Managing Director, Chief Operating Officer, Chief
                                                                Financial Officer, Treasurer (April 1994 - March 1997) --
                                                                Aeltus Investment Management, Inc.

Thomas J. McInerney            Director                         President (since August 1997) -- Aetna Retirement
                                                                Services, Inc.; Director and President (since September
                                                                1997) -- Aetna Life Insurance and Annuity Company;
                                                                Executive Vice President (since August 1997) -- Aetna
                                                                Inc.; Vice President, Strategy (March 1997 - August 1997)
                                                                -- Aetna Inc.; Vice President, Marketing and Sales
                                                                (December 1996 - March 1997) -- Aetna U.S. Healthcare;
                                                                Vice President, National Accounts (April 1996 - December
                                                                1996) -- Aetna U.S. Healthcare.

Catherine H. Smith             Director                         Chief Financial Officer (since February 1998) -- Aetna
                                                                Retirement Services, Inc.; Director, Senior Vice
                                                                President and Chief Financial Officer (since February
                                                                1998) -- Aetna Life Insurance and Annuity Company; Vice
                                                                President, Strategy, Finance and Administration,
                                                                Financial Relations (September 1996 - February 1998) --
                                                                Aetna Inc.

Lennart A. Carlson             Vice President, Fixed Income     Managing Director (since January 1996) --Aeltus Trust
                               Investments                      Company.

Stephanie A. DeSisto           Vice President

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices                        Other Principal Position(s) Held
                               with Investment Adviser                       Since Oct. 31, 1996/Addresses*

-------------------------------------------------------------------------------------------------------------------------
Amy R. Doberman                Vice President, General          Counsel (since December 1996) -- Aetna Life Insurance and
                               Counsel and Secretary            Annuity Company; Attorney (March 1990 to November 1996)
                                                                -- Securities and Exchange Commission.

Steven C. Huber                Vice President, Fixed Income     Managing Director (since August 1996) -- Aeltus Trust
                               Investments                      Company.

Brian K. Kawakami              Vice President, Chief            Chief Compliance Officer & Director (since January 1996)
                               Compliance Officer               -- Aeltus Trust Company; Chief Compliance Officer (since
                                                                August 1993) -- Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Product       Managing Director (since April 1996) -- Aeltus Trust
                               Development                      Company; Managing Director (since August 1996) -- Aeltus
                                                                Capital, Inc.

Frank Litwin                   Managing Director, Retail        Vice President, Strategic Marketing (April, 1992 -
                               Marketing and Sales              August, 1997) -- Fidelity Investments Institutional
                                                                Services Company.

Kevin M. Means                 Managing Director, Equity        Managing Director (since August 1996) -- Aeltus Trust
                               Investments                      Company.

L. Charles Meythaler           Managing Director,               Director (since July 1997) -- Aeltus Trust Company;
                               Institutional Marketing          Managing Director (since June 1997) -- Aeltus Trust
                               and Sales                        Company; President (June 1993 - April 1997) -- New
                                                                England Investment Association.

* Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters

     (a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Income Shares, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity

         Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America ("AICA") (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b) The following are the directors and principal officers of the Underwriter:

Name and Principal                    Positions and Offices                                 Positions and Offices
Business Address*                     with Principal Underwriter                            with Registrant
------------------                    --------------------------                            ---------------------
Thomas J. McInerney                   Director and President                                None

Shaun P. Mathews                      Director and Senior Vice President                    Trustee

Catherine H. Smith                    Director, Senior Vice President and Chief             None
                                      Financial Officer

Alan Baker                            Senior Vice President                                 None

David E. Bushong                      Senior Vice President                                 None

Martin T. Conroy                      Vice President and Treasurer                          None

Steven A. Haxton                      Senior Vice President                                 None

John Y. Kim                           Senior Vice President                                 Trustee

Deborah Koltenuk                      Vice President, Corporate Controller and              None
                                      Assistant Treasurer

Kathleen A. Murphy                    Senior Vice President and Deputy General Counsel      None

Therese Squillacote                   Vice President and Chief Compliance Officer           None

Thomas P. Waldron                     Senior Vice President                                 None

Kirk P. Wickman                       Senior Vice President, General Counsel                None
                                      and Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.

       (c)    Not applicable

Item 28. Location of Accounts and Records

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29.     Management Services

       Not applicable.

Item 30.     Undertakings

       Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna GET Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 15th day of June, 1999.

                                       AETNA GET FUND
                                       Registrant

                                  By   J. Scott Fox*
                                       -------------------
                                       J. Scott Fox
                                       President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                    Title                               Date
---------                    -----                               ----
J. Scott Fox*                President and Trustee           )
---------------------------  (Principal Executive Officer)   )
J. Scott Fox                                                 )
                                                             )
                                                             )
Albert E. DePrince, Jr.*     Trustee                         )
---------------------------                                  )
Albert E. DePrince, Jr.                                      )
                                                             )
                                                             )
Maria T. Fighetti*           Trustee                         )
---------------------------                                  )
Maria T. Fighetti                                            )
                                                             )
                                                             )   June
David L. Grove*              Trustee                         )   15, 1999
---------------------------                                  )
David L. Grove                                               )
                                                             )
                                                             )
John Y. Kim*                 Trustee                         )
---------------------------                                  )
John Y. Kim                                                  )
                                                             )
                                                             )
Sidney Koch*                 Trustee                         )
---------------------------                                  )
Sidney Koch                                                  )
                                                             )
                                                             )
Shaun P. Mathews*            Trustee                         )
---------------------------                                  )
Shaun P. Mathews                                             )
                                                             )
                                                             )
Corine T. Norgaard*          Trustee                         )
---------------------------                                  )
Corine T. Norgaard                                           )
                                                             )


Richard G. Scheide*          Trustee                         )
---------------------------                                  )
Richard G. Scheide                                           )
                                                             )
                                                             )
Stephanie A. DeSisto*        Treasurer and Chief Financial   )
---------------------------  Officer                         )
Stephanie A. DeSisto                                         )
                             (Principal Financial and        )
                             Accounting Officer)             )

By: /s/ Amy R. Doberman
    -------------------
    *Amy R. Doberman
     Attorney-in-Fact

* Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on March 10, 1999.

                                 Aetna GET Fund
                                  EXHIBIT INDEX

Exhibit No.   Exhibit                                                         Page
-----------   -------                                                         ----
99-(a.2)      Form of Amendment to Declaration of Trust (October 28, 1993)  __________

99-(i)        Opinion and Consent of Counsel                                __________